                                                                  EXHIBIT 10.20


                           PERSISTENCE SOFTWARE, INC.


                          REGISTRATION RIGHTS AGREEMENT


                                NOVEMBER 26, 2002

                           PERSISTENCE SOFTWARE, INC.

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

         This Registration Rights Agreement (the "AGREEMENT") is made as of the 26th day of November, 2002, by and among Persistence Software, Inc., a Delaware corporation (the "COMPANY"), and the entities listed on the signature pages hereto (each an "INVESTOR" and collectively the "INVESTORS").

                                    RECITALS
                                    --------

         The Company and the Investors have entered into a Common Stock Purchase Agreement (the "PURCHASE AGREEMENT") of even date herewith pursuant to which the Company has agreed to sell to the Investors and the Investors have agreed to purchase from the Company shares of the Company's Common Stock (the "PURCHASED SHARES") and warrants (the "WARRANTS") to purchase shares of the Company's Common Stock.

         All capitalized terms not otherwise defined herein shall have the meanings ascribed in the Purchase Agreement.

         A condition to each Investor's obligations under the Purchase Agreement is that the Company and the Investors enter into this Agreement in order to provide the Investor with certain rights to register the Shares (as defined below). The Company and the Investors each desire to induce the Investors to purchase the Securities pursuant to the Purchase Agreement by agreeing to the terms and conditions set forth herein.

                                    AGREEMENT
                                    ---------

         The parties hereby agree as follows:

         1. REGISTRATION RIGHTS. The Company and the Investors covenant and agree as follows:

                  1.1 DEFINITIONS. For purposes of this Section 1 (terms defined in the singular shall apply to the plural form and vice-versa):

                           (a) The terms "REGISTER," "REGISTERED," and
"REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "ACT"), and the declaration or ordering of effectiveness of such registration statement or document by the SEC;

                           (b) The term "REGISTRABLE SECURITIES" means (i) the
shares of Common Stock issued or sold in connection with the Purchase Agreement and on exercise of the Warrants (such shares of Common Stock are collectively referred to hereinafter as the "SHARES" or "STOCK"), and (ii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Stock, PROVIDED, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which its rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not (A) been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) been sold in a transaction exempt from the registration and prospectus delivery requirements of the Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale or (C) with regard to any individual Holder, become eligible for sale in any three month period pursuant to Rule 144;

                           (c) The number of shares of "REGISTRABLE SECURITIES
THEN OUTSTANDING" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

                           (d) The term "HOLDER" means any person owning or
having the right to acquire Registrable Securities or any assignee thereof in accordance with this Agreement;

                           (e) The term "FORM S-3" means such form under the Act
as in effect on the date hereof or any successor form under the Act; and

                           (f) The term "SEC" means the Securities and Exchange
Commission.

                  1.2 FORM S-3 REGISTRATION.

                           (a) INITIAL REGISTRATION. Subject to the terms and
conditions of this Agreement, on or before the date that is the earlier of: (i) 30 days after the Company files its Annual Report on Form 10-K for the year ended December 31, 2002 or (ii) April 30, 2003 (the "INITIAL S-3 FILING DEADLINE"), the Company will file with the SEC a registration statement on Form S-3 (the "INITIAL REGISTRATION") and will use its best efforts to effect such registration and any related qualification or compliance with respect to all Registrable Securities owned by the Holders as soon as practicable thereafter, subject to the Company's ability to defer filing a registration statement on Form S-3 pursuant to subsection 1.2(c)(ii)(1) or subsection 1.2(c)(ii)(2) below.

                           (b) SECOND REGISTRATION. Subject to the terms and
conditions of this Agreement and upon the written request of the Investors holding a majority of the Registrable Securities held by all Investors (the "SECOND REGISTRATION REQUEST"), on or before the date that is 30 days after the filing by the Company of the first periodic report (on either Form 10-Q or Form 10-K) required to be filed by the Company under the Securities Exchange Act of 1934, as amended ("EXCHANGE ACT") (the "NEXT PERIODIC REPORT") after receipt of the Second Registration Request, the Company will file with the SEC a registration statement on Form S-3 and will use its best efforts to effect such registration and any related qualification or compliance with respect to all Registrable Securities owned by the Holders as soon as practicable thereafter, subject to the Company's ability to defer filing a registration statement on Form S-3 pursuant to subsection 1.2(c)(ii)(1) or subsection 1.2(c)(ii)(2) below.

                           (c) MECHANICS. Pursuant to its obligations under
Section 1.2(a) or Section 1.2(b) above, the Company will:

                                    (i) promptly give written notice of the
registration, and any related qualification or compliance, to the Investors and any other holders of securities that have "piggyback" rights to register their shares in connection herewith (the "OTHER HOLDERS");

                                    (ii) use its best efforts to effect, within
90 days after filing the registration statement, such registration and all such qualifications and compliances as may be necessary and as would permit or facilitate the sale and distribution of all of the Investors' Registrable Securities; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.2 if (1) the Company shall furnish to the Investors a certificate signed by the President of the Company stating that in the good faith reasonable judgment of the Board of Directors of the Company (with the concurrence of the managing underwriter, if any), the filing of a Form S-3 registration statement would adversely affect, or require premature disclosure of, any filing, financing, acquisition or reorganization involving the Company, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a reasonable period of time, which shall not exceed thirty (30) days after either the Initial S-3 Filing Deadline or the Second S-3 Filing Deadline, as applicable, under this Section 1.2 or (2) if Form S-3 is not available for such offering by the Investors provided, however, that if Form S-3 is not available, Company shall file the Form S-3 registration statement once it is available; and

                                    (iii) any and all expenses incurred in
connection with a registration requested pursuant to this Section 1.2 shall be borne by the Company, including all registration, filing, qualification, printers' and accounting fees but excluding any underwriters' discounts or commissions or fees and disbursements for counsel to the Investors and the Other Holders, provided however that the Company shall reimburse the Holders for up to $25,000 in fees and disbursements for a single counsel for the Investors and the Other Holders.

                  1.3 OBLIGATIONS OF THE COMPANY. Whenever required under this
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                           (a) Prepare and file with the SEC a registration
statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective and to keep such registration statement effective for the earlier of (i) in the event of a registration statement filed pursuant to Section 1.2(a) or 1.2(b), 18 months after the date on which the registration statement is declared effective; (ii) the date when all of the Registrable Securities covered by the registration statement are sold; or (iii) the date when Rule 144(k) is available with respect to all of the securities covered by such registration statement.

                           (b) Prepare and file with the SEC such amendments,
including post-effective amendments, and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                           (c) Furnish to the Holders such numbers of copies of
a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                           (d) Use its best efforts to register and qualify the
securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                           (e) Notify each Holder of Registrable Securities
covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. In such circumstance, the Company will use reasonable commercial efforts to promptly update such prospectus to correct such untrue statement or disclose the necessary material facts within the period of time the Company may delay sales under Section 1.4(a)(iii) below.

                  1.4 RESTRICTIONS ON AND PROCEDURE FOR SALES PURSUANT TO A REGISTRATION STATEMENT.

                           (a) Each Holder agrees to the following:

                                    (i) NOTICE TO COMPANY. If any Holder shall
propose to sell any Shares, the Holder shall notify the Company of its intent to do so on or before one (1) business day prior to the date of such sale (the "NOTICE OF SALE"), and the provision of the Notice of Sale to the Company shall conclusively be deemed to establish an agreement by such Holder to comply with the registration provisions herein described. The Notice of Sale shall be deemed to constitute a representation that any information previously supplied by such Holder is accurate as of the date of such Notice of Sale.

                                    (ii) NOTICE OF SALE. The Notice of Sale in
substantially the form attached as EXHIBIT A shall be given in accordance with the provisions of Section 3.5 hereof. However, the Holder may give the Notice of Sale orally by telephoning the current Chief Financial Officer at the Company at 650-372-3648. An oral Notice of Sale shall be deemed to have been received only at such time as the selling Holder speaks directly with the current Chief Financial Officer. In addition, an oral Notice of Sale shall only be deemed effective if it is followed by a written Notice of Sale received by the Company by personal delivery or facsimile within twenty-four (24) hours after giving the oral Notice of Sale.

                                    (iii) DELAY OF SALE. The Company may refuse
to permit the Holder to resell any Shares for a period of time not to exceed 30 days; provided, however, that in order to exercise this right, the Company must deliver a certificate in writing to the Holder to the effect that the registration statement in its then current form contains an untrue statement of material fact or omits to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. During any suspension period as contemplated by this
Section 1.4 (a)(iii), of which there shall be no more than two (2) in any twelve
(12) month period, the Company will not allow any of its officers or directors to buy or sell shares of the Company's securities.

                           (b) REPRESENTATIONS OF HOLDERS. Each Holder hereby
represents to and covenants with the Company that, during the period in which any registration statement effected pursuant to Section 1.2 remains effective, such Holder will:

                                    (i) not engage in any stabilization activity
in connection with any of the Company's securities;

                                    (ii) cause to be furnished to any purchaser
of the Shares and to the broker-dealer, if any, through whom Shares may be offered, a copy of the Prospectus; and

                                    (iii) not bid for or purchase any securities
of the Company or any rights to acquire the Company's securities, or attempt to induce any person to purchase any of the Company's securities or any rights to acquire the Company's securities, in each case, other than as permitted under the Exchange Act.

                           (c) INFORMATION FOR USE IN REGISTRATION STATEMENT.
Each Holder covenants to the Company that such Holder will complete the information requested by the Selling Holder's Questionnaire attached as EXHIBIT B hereto (the "QUESTIONNAIRE"), and further covenants to the Company that all information provided by such Holder in the Questionnaire will be true, accurate and complete as of the date provided. Each Holder understands that the written information in the Questionnaire and all written representations made in this Agreement are being provided to the Company specifically for use in, or in connection with, the registration statement and the Prospectus, and has executed this Agreement with such knowledge.

                  1.5 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                  1.6 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any dispute that might arise with respect to the interpretation or implementation of this Section 1.

                  1.7 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1:

                           (a) To the extent permitted by law, the Company will
indemnify and hold harmless each Holder, each Holder's affiliates, and their respective officers, directors, employees, representatives and agents, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                           (b) To the extent permitted by law, each selling
Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.7(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.7(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

                           (c) Promptly after receipt by an indemnified party
under this Section 1.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.7.

                           (d) If the indemnification provided for in this
Section 1.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided, that, in no event shall any contribution by a Holder under this Subsection 1.7(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                           (e) The obligations of the Company and Holders under
this Section 1.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1.

                  1.8 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                           (a) make and keep public information available, as
those terms are understood and defined in Rule 144, so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

                           (b) file with the SEC in a timely manner all reports
and other documents required of the Company under the Act and the Exchange Act; and

                           (c) furnish to any Holder, so long as the Holder owns
any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

                  1.9 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of at least 100,000 shares of such securities (subject to adjustment for stock splits, stock dividends, reclassification or the like); PROVIDED that the Company is furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and PROVIDED, FURTHER, that such assignment shall be effective only if the transferee agrees to be bound by this Agreement and such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

         2. ADJUSTMENT TO WARRANT EXERCISE PRICE; LIQUIDATED DAMAGES. The Company and Investors agree that Investors will suffer damages if the Company fails to fulfill its obligations pursuant to Section 1 hereof and that it would not be possible to ascertain the extent of such damages with precision. Accordingly, (A) if the registration statement in connection with the First Registration is not declared effective by the SEC on or prior to 120 days after the earlier of the date the Company files its Annual Report on Form 10-K for the year ended December 31, 2002 or March 31, 2003, and/or (B) if the registration statement in connection with the Second Registration Request is not declared effective by the SEC on or prior to 120 days after the filing of the Next Periodic Report, the Company, in each event, agrees that the per share Exercise Price of the Warrants shall be reduced by five percent (5%) from the Exercise Price then in effect as liquidated damages in connection therewith, PROVIDED HOWEVER that such 120 day periods shall be extended by any period in which the filing of a Registration Statement is deferred pursuant to Section 1.2(c)(ii).

         3. MISCELLANEOUS.

                  3.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  3.2 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws.

                  3.3 COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

                  3.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  3.5 NOTICES. Unless otherwise provided herein, any notice required or permitted by this Agreement shall be in writing and shall be deemed duly given upon delivery, when delivered personally or by overnight courier or confirmed facsimile and addressed to a Holder to be notified at such party's address as set forth on the signature page hereto or to the Company at its address on its signature page hereto, or as subsequently modified by written notice. In the event that any date provided for in this Agreement falls on a Saturday, Sunday or legal holiday, such date shall be deemed extended to the next business day. Notwithstanding the foregoing, any notice delivered pursuant to Section 1.3(e) or Section 1.4 hereto must be made by personal delivery or confirmed facsimile transmission.

                  3.6 EXPENSES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  3.7 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future Holder of any such Registrable Securities, and the Company.

                  3.8 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                  3.9 ENTIRE AGREEMENT. This Agreement, and the Warrant, the Voting Agreement, and the Purchase Agreement all dated as of the date hereof, and the other documents delivered pursuant hereto or contemplated hereby constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties relating to the subject matter hereof.


                            [SIGNATURE PAGES FOLLOW]

         The parties have executed this Registration Rights Agreement as of the date first written above.

                                             COMPANY:

                                             PERSISTENCE SOFTWARE, INC.


                                             By: /S/  CHRISTINE RUSSELL
                                                 ------------------------------
                                                 Name:  CHRISTINE RUSSELL
                                                 Title: CHIEF FINANCIAL OFFICER



                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

         The parties have executed this Registration Rights Agreement as of the date first written above.


                                    NEEDHAM CAPITAL PARTNERS III, L.P.

                                    By: /S/  THOMAS P. SHANAHAN
                                        ------------------------
                                        Name: THOMAS P. SHANAHAN
                                        Title: GENERAL PARTNER


                                    NEEDHAM CAPITAL PARTNERS IIIA, L.P.

                                    By: /S/  THOMAS P. SHANAHAN
                                        ------------------------
                                        Name: THOMAS P. SHANAHAN
                                        Title: GENERAL PARTNER


                                    NEEDHAM CAPITAL PARTNERS III (BERMUDA), L.P.

                                    By: /S/  THOMAS P. SHANAHAN
                                        ------------------------
                                        Name: THOMAS P. SHANAHAN
                                        Title: GENERAL PARTNER


                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT A
                                    ---------

                           PERSISTENCE SOFTWARE, INC.

                                 NOTICE OF SALE



         Pursuant to the Registration Rights Agreement dated as of November 26, 2002 by and between Persistence Software, Inc. (the "COMPANY") and the undersigned and other entities, the undersigned hereby gives notice to the Company of the undersigned's intent to sell _______ shares of the Company's Common Stock registered pursuant to the registration statement on (File No._____).



Dated: ____________, 200__            By:_______________________________________
                                                     (signature)


                                      Name:_____________________________________
                                                       (print)


                                      Title:____________________________________
                                                   (if applicable)



        [NOTE: THIS NOTICE OF SALE MUST BE COMPLETED AND DELIVERED (VIA
         PERSONAL DELIVERY OR FACSIMILE) TO THE CHIEF FINANCIAL OFFICER OF THE COMPANY ON OR BEFORE ONE (1) BUSINESS DAY BEFORE THE DATE OF SALE OF THE SHARES OF THE COMPANY'S COMMON STOCK REGISTERED PURSUANT TO THE REGISTRATION STATEMENT.]

                                    EXHIBIT B
                                    ---------

                           PERSISTENCE SOFTWARE, INC.

                       SELLING STOCKHOLDER'S QUESTIONNAIRE


         In connection with the Persistence Software, Inc. (the "COMPANY") Registration Statement registering certain shares of the Company's Common Stock, the undersigned represents and warrants that the information set forth below is true, accurate and complete:

         1. As of the date hereof, the undersigned beneficially owns ______ shares of the Company's Common Stock.

         2. Except as described below, the undersigned has not had a material relationship with the Company or any of its predecessors or affiliates within the last three years.

         The term "material relationship" has not been defined by the Securities and Exchange Commission (the "SEC"). However, the SEC has indicated that it will probably construe as a "material relationship" any relationship which tends to prevent arms length bargaining in dealings with a company, whether arising from a close business connection or family relationship, a relationship of control or otherwise. It seems prudent, therefore, to consider that the undersigned would have such a relationship, for example, with any organization of which the undersigned is an officer, director, trustee or partner or in which the undersigned owns, directly or indirectly, ten percent (10%) or more of the outstanding voting stock, or in which the undersigned has some other substantial interest, and with any person or organization with whom the undersigned has, or with whom any relative or spouse (or any other person or organization as to which the undersigned has any of the foregoing other relationships) has, a contractual relationship.

         If applicable, please describe the material relationship with the
Company:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


                                          Holder

                                          ______________________________________
                                          Name:_________________________________
                                          Title:________________________________